Exhibit 99.1

CSI ELECTRICAL CONTRACTORS, INC.

YEARS ENDED DECEMBER 31, 2018 AND 2017

CSI ELECTRICAL CONTRACTORS, INC.

YEARS ENDED DECEMBER 31, 2018 AND 2017

CONTENTS

Page

Accountant's report	1

Financial statements:

Balance sheet	2-3

Statement of income and retained earnings	4

Statement of cash flows	5-6

Notes to financial statements	7-14

STEVEN E. MEADOWS JOHN R. FRIES	MEADOWS & FRIES, LLP CERTIFIED PUBLIC ACCOUNTANTS 2677 N. MAIN ST., SUITE 540 SANTA ANA. CALIFORNIA 92705 TELEPHONE (714) 568-5245 FAX (714) 285-9483 smeadows@meadowsfries.com	MEMBERS. AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

To the Management of CSI Electrical Contractors, Inc.

Santa Fe Springs, California

Report on the Financial Statements

We have audited the accompanying financial statements of CSI Electrical Contractors, Inc., a California corporation, which comprise the balance sheet as of December 31, 2018 and 2017, and the related statements of income, retained earnings, and cash flows for the year then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CSI Electrical Contractors, Inc., as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the Unites States of America.

/s/ Meadows & Fries, LLP

March 1, 2019

1

CSI ELECTRICAL CONTRACTORS, INC.

BALANCE SHEET – DECEMBER 31, 2018 AND 2017

	December 31,
	2018	2017
ASSETS

Current assets :
Cash and cash equivalents	$4,726,531	$4,684,370
Contract receivable (notes 1 and 2)	92,978,576	74,759,201
Costs and estimated earnings in excess of billings on uncompleted contracts (note 3)	10,996,076	7,171,358
Officer advance	-	39,735
Prepaid charges and other assets	601,790	742,351
Cash value of life insurance	1,524,695	1,835,166

Total Current Assets	110,827,668	89,232,181

Property and equipment, net of accumulated depreciation (note 4)	3,249,848	3,459,810

Other assets :
Note receivable (note 5)	75,526	74,745
Other	103,454	86,950

Total Other Assets	178,980	161,695

	$114,256,496	$92,853,686

The accompanying notes are an integral part of these financial statement

2

CSI ELECTRICAL CONTRACTORS, INC.

BALANCE SHEET – DECEMBER 31, 2018 AND 2017 (Continued)

	December 31,
	2018	2017
LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities :
Current maturities of long term debt (note 8)	$830,768	$765,610
Bank lines of credit (note 7)	7,977,715	15,692,792
Accounts payable	33,505,716	18,331,847
Billings in excess of costs and estimated earnings on uncompleted contracts (note 3)	26,642,648	23,161,576
Accrued salaries and benefits	6,011,143	4,699,445
Compensated absences	988,376	825,753
Accrued union benefits	4,789,916	3,049,321
Franchise tax payable	-	42,957
Other accruals	30,402	-

Total Current Liabilities	80,776,684	66,569,301

Longs-term debt, less current maturities (note 8)	1,395,014	1,084,976

Stockholders' equity :
Common stock, 8,000 and 8,615 shares issued and outstanding, respectively	8,000	38,500
Retained earnings	32,076,798	25,160,909

Total Stockholders' Equity	32,084,798	25,199,409

	$114,256,496	$92,853,686

The accompanying notes are an integral part of these financial statement

3

CSI ELECTRICAL CONTRACTORS, INC.

STATEMENT OF INCOME AND RETAINED EARNINGS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	Year ended December 31,
	2018		2017

Contract revenues earned	$302,475,710	100.0%	$233,043,845	100.0%

Cost of revenues earned	244,065,835	80.7	186,199,065	79.9

Gross profit	58,409,875	19.3	46,844,780	20.1

Indirect expenses	12,369,675	4.1	9,068,661	3.9
Selling, general and administrative expense	32,207,791	10.6	28,353,110	12.2

Income from operations	13,832,409	4.6	9,423,009	4.0

Other income and (expense):
Other income	15	0.0	61	0.0
Gain on the sale of assets and disposition of equipment	11,302	0.0	1,214	0.0
Interest income	538	0.0	3,065	0.0
Interest expense	(384,582)	(0.1)	(462,662)	(0.2)

Total other income	(372,727)	(0.1)	(458,322)	(0.2)

Income before state income taxes	13,459,682	4.4	8,964,687	3.8

Provision for state income taxes	13,294	0.0	118,358	0.1

Net income	13,446,388	4.4%	8,846,329	3.8%

Beginning retained earnings	25,160,909		20,443,496

Shareholder distributions (note 9)	(4,719,841)		(4,128,916)
Common stock repurchase	(1,810,658)		-

Ending retained earnings	$32,076,798		$25,160,909

The accompanying notes are an integral part of these financial statement

4

CSI ELECTRICAL CONTRACTORS, INC.

STATEMENT OF CASH FLOW

YEARS ENDED DECEMBER 31, 2018 AND 2017

	Year ended December 31,
	2018	2017
Cash flows from operating activities :
Net income	$13,446,388	$8,846,329
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	867,332	759,052
Decrease (increase) in:
Contracts receivable	(18,219,375)	(21,348,557)
Costs and estimated earnings in excess of billings	(3,824,718)	1,679,567
Supplies inventory	-	125,839
Prepaid charges and other assets	140,561	(466,448)
Increase (decrease) in:
Bank overdraft	-	(1,097,133)
Accounts payable	15,173,869	445,559
Billings in excess of costs and estimated earnings	3,481,072	9,882,681
Accrued salaries and benefits	1,311,698	806,208
Compensated absences	162,623	49,353
Accrued union benefits	1,740,595	89,574
Other accruals	30,402	(608,624)
Franchise tax payable	(42,957)	-

Net cash provided by operating activities	14,267,490	(836,600)

Cash flows from investing activities :
Shareholder distributions	(4,719,841)	(4,128,916)
Decrease (increase) in cash value of life insurance	310,471	(243,177)
Acquisition of property and equipment	(788,999)	(1,341,939)
Disposition of property and equipment, net	131,629	(73,703)

Net cash used by investing activities	(5,066,740)	(5,787,735)

Cash flows from financing activities :
Increase in notes receivable	(781)	(7,565)
Increase in other assets	(16,504)	-
Decrease (increase) in officer advances	39,735	(39,735)
Increase (decrease) in bank line of credit	$(7,715,077)	$12,028,741

The accompanying notes are an integral part of these financial statement

5

CSI ELECTRICAL CONTRACTORS, INC.

STATEMENT OF CASH FLOW (Continued)

YEARS ENDED DECEMBER 31, 2018 AND 2017

	Year ended December 31,
	2018	2017
Cash flows from financing activities (continued) :
Balance forward	(7,692,627)	11,981,441
Common stock repurchase	(1,841,158)	-
Proceeds from the issuance of long-term debt	1,489,049	-
Capital lease proceeds	-	32,687
Repayments of long-term debt	(1,113,853)	(770,783)

Net cash used by financing activities	(9,158,589)	11,243,345

Net increase in cash and cash equivalents	42,161	4,619,010

Cash at beginning of year	4,684,370	65,360

Cash at end of year	$4,726,531	$4,684,370

Supplementary cash flow disclosures:
Interest paid	$387,458	$440,257
State income taxes paid	$78,927	$35,843

The accompanying notes are an integral part of these financial statement

6

CSI ELECTRICAL CONTRACTORS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2018 AND 2017

1.	Nature of Operations and Significant Accounting Policies

Nature of operations:

CSI Electrical Contractors, Inc., is an electrical subcontracting company. Work is performed under fixed price and cost-plus fee contracts. The length of the Company's contracts varies but is typically less than one year, therefore assets and liabilities are classified as current and noncurrent.

Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue and cost recognition:

Revenues from fixed-price construction contracts are recognized on the percentage-of-completion method, measured by the percentage of direct costs incurred to date to the estimated total direct costs for each contract. Management considers this the best available measure of progress on these contracts. Revenues from cost-plus-fee contacts are recognized on the basis of costs incurred during the period plus the fee earned, measured by the cost-to-cost method.

Contract costs include all direct material and labor costs. Indirect costs are costs related to contract performance such as indirect labor, union benefits, equipment, supplies, tools and repairs. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income, which are recognized in the period in which the revisions are determined. Changes in estimated job profitability resulting from job performance, job conditions, contract penalty provisions, claims, change orders, and settlements are accounted for as changes in estimates in the current period.

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1.	Nature of Operations and Significant Accounting Policies (Continued)

The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts" represents revenues recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts" represents billings in excess of revenues recognized.

Contracts receivable:

Contracts receivables are based on contracted prices. The Company provides an allowance for doubtful collections which is based upon a review of outstanding receivables, historical collection information, and existing economic conditions. Normal contract receivables are due 30 days after the issuance of the invoice. Contract retentions are due 30 days after completion of the project and acceptance by the owner. Delinquent receivables are written off based on individual credit evaluation and specific circumstances of the customer.

Property and equipment:

Property and equipment are recorded at cost and are being depreciated over their estimated useful lives ranging from 3 to 7 years, by use of the straight-line and declining balance methods.

Income taxes:

As of January 1, 2008 the Company elected to be taxed as an S-Corporation. California franchise tax is computed at 1.5% of estimated taxable income, less current year research credits of $160,973 and refunds of $45,957 relating to under accrual of 2017 credits.

2.	Contracts Receivable

	December 31,
	2018	2017
Contracts receivable
Billed:
Completed contracts	$4,610,721	$5,244,503
Contracts in progress	69,841,370	58,604,764
Retainage	18,526,485	10,909,934
	92,978,576	74,759,201

Less: Allowances for doubtful collections	-	-
	92,978,576	74,759,201

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3.	Costs and Estimated Earnings on Uncompleted Contracts

	December 31,
	2018	2017

Costs incurred on uncompleted contracts	$307,564,228	$299,734,420
Estimated earnings	51,281,012	56,139,802
	358,845,240	355,874,222
Less: billings to date	374,491,812	371,864,440
	$(15,646,572)	$(15,990,218)

Included in the accompanying balance sheet
under the following captions:
Costs and estimated earnings in excess of
billings on uncompleted contracts	$10,996,076	$7,171,358
Billings in excess of costs and estimated
earnings on uncompleted contracts	(26,642,648)	(23,161,576)
	$(15,646,572)	$(15,990,218)

4.	Property and Equipment

	December 31,
	2018	2017
Assets
Leasehold improvements	$3,263,190	$3,137,558
Furniture and fixtures	1,313,987	1,224,919
Computer equipment	2,618,490	2,468,461
Machinery and equipment	1,957,507	1,784,289
Transportation equipment	524,496	559,077
	9,677,670	9,174,304
Less accumulated depreciation	(6,427,822)	(5,714,494)

Net property and equipment	$3,249,848	$3,459,810

5.	Note Receivable

Notes receivable consist of short-term advances to a Company officer and an entity unrelated to the Company.

6.	Related-Party Transactions

On October 9, 2002 the Company entered into an agreement to lease it's corporate office facility from a California limited liability company, of which the Company's president has a majority interest. The term of the agreement is 21 years with a single 5 year renewal option. The lease provides monthly payments of $32,400 for the first 36 months, $34,500 for the next 60 months and $36,180 for the remaining term. On April 2, 2018 the Company entered into a lease amendment providing for monthly payments of $42,120 commencing May 1, 2018 and continuing for the remaining lease term. Lease expense under this agreement totaled $487,620 and $434,160 for the years ended December 31, 2018 and 2017, respectively.

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7.	Bank Lines of Credit

On November 20, 2018 and August 19, 2016 the Company negotiated a $28,000,000 and $18,000,000, respectively, revolving line of credit with MUFG Bank. The line is secured by the assets of the corporation, require payment of interest only and is scheduled to mature on April 30, 2019. The interest rate is variable based on 2.35 percentage points above the Bank's LIBOR rate.

The agreement includes various financial covenants, including a minimum net worth, debt to equity and current ratios, and company profitability. The agreements also place restrictions on shareholder loan repayments.

At December 31, 2018 and 2017, $7,977,715 and $15,692,792, respectively, was advanced on the line. The Company was in compliance with all loan covenants.

Additionally, on October 3, 2018 MUFG Union Bank has issued a Standby Letter of Credit in the amount of $1,490,000 and $950,000 in 2017 in favor of Zurich American Insurance Company relating to the Company's high deductible workers compensation plan.

8.	Long-Term Debt

Long-term debt at December 31, 2018 and 2017, consists of the following:

	December 31,
	2018	2017

Capital lease, payable to Toyota Commercial Finance in 60 monthly installments of $610.67, including interest at a rate of 4.59% per annum. $1.00 bargain purchase at lease end.	$23,971	$30,508
Commercial loan payable to MUFG Union bank. Maximum principal $1,000,000, payable in 48 equal installments beginning on July 31, 2016, plus interest payable monthly, at 2.75 percentage points above the bank's LIBOR rate. Loan matures June 30, 2020.	355,500	612,250
Auto loan payable in 72 monthly installments of $2,370, including interest at a rate of .99%, through February 2024.	126,401	-
Auto loan payable to JP Morgan Chase Bank, payable in monthly installments of $1,817 including interest at a rate of 2.34% per annum, through April 2021, respectively.	-	65,986

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8.	Long-Term Debt (Continued)

	December 31,
	2018	2017
Software lease installment agreement, payable to Everbank Commercial Finance, Inc., payable in quarterly installments of $7,567, including interest at 7.17% through September 2018	-	21,074
Note payable to Union Bank, payable in monthly installments of interest only, at a rate of 2.6% above the Bank's Adjusted Treasury Rate, beginning March 31, 2013. 60 equal principal reduction payments began on August 31, 2013	-	183,333
Note payable to former shareholder and officer for the repurchase of 7.14% of Company common stock, payable beginning on September 17, 2018 in 60 monthly installments of $30,547, including interest at 5% per annum.	1,079,837	-
Note payable to former shareholder and officer for the repurchase of 12.5% of Company common stock, payable beginning on December 31, 2016 in five annual installments of $344,234, including interest at 5% per annum.	640,073	937,435
	2,225,782	1,850,586
Less current maturity	(830,768)	(765,610)
	$1,395,014	$1,084,976

Maturities of long-term debt are as follows:

As of December 31,
2018

Year ended December 31,
2019	$830,768
2020	740,405
2021	307,217
2022	318,849
2023	24,465
Thereafter	4,078
$2,225,782

9.	Shareholder Distributions

As part of the decision to elect S-Corporation status for income tax reporting, it is the Company's policy to distribute cash to each shareholder, in part, as reimbursement for the individual income tax liability resulting from the pass through of the Company's taxable income.

For the year ended December 31, 2018 a total of $4,719,841 has been distributed. Of this amount $1,440,105 reimbursed the shareholders for their 2017 individual income tax liability and $3,240,003 reimbursed shareholders for 2018 federal and state safe-harbor installments of individual income taxes.

For the year ended December 31, 2017 $4,128,916 has been distributed representing the four safe harbor installments of 2017 federal income taxes and the full amount of 2017 California income taxes estimated to be due.

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10.	Operating lease Agreements

The Company rents vehicles, equipment and satellite office facilities under various operating leases. Total rent expense under all operating leases was approximately $2,056,400 and $1,824,900 for the year ended December 31, 2018 and 2017, respectively.

Minimum rents due under the leases are as follows:

As of December 31,
2018

Twelve months ended December 31,
2019	$2,129,820
2020	1,514,336
2021	1,133,866
2022	431,088
2023	169,350
$5,378,460

11.	Backlog

The following schedule summarizes changes in backlog on contracts for the years ended December 31, 2018 and 2017. Backlog represents the amount of revenue the Company expects to realize from work preformed on uncompleted contracts in progress at year end and from contractual agreements on which work has not yet begun.

Backlog balance at December 31, 2016	$97,016,576
Contract adjustments	56,943,443
New contracts during the period	213,564,227
367,524,246
Less contract revenue earned during the period	(233,043,845)
Backlog balance at December 31, 2017	$134,480,401
Contract adjustments	79,995,607
New contracts during the period	308,336,729
522,812,737
Less contract revenue earned during the period	(302,915,352)
Backlog balance at December 31, 2018	$219,897,385

12.	Contingent Liability

On October 21, 2013 a former employee filed a case claiming to be the representative of a class of all non-exempt electricians employed by the Company over the last four years. The case involves seven causes of action, one of which has been dismissed. The Company estimates there are 400 persons in the class. In June, 2017 the Superior Court of California, County of Los Angeles issued an order denying class certification on two of the claims.

The plaintiff appealed that ruling and in September 2018, the Court of Appeals affirmed the trial court's ruling. A status conference is scheduled for June 2019 at which time the remainder of the plaintiff's claims will be discussed.

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12.	Contingent Liability (Continued)

Company counsel has indicated it is not possible to predict a range of potential loss in the event a class is certified and a violation of the Labor Code is found. Counsel is confident however that a motion for summary judgment could be granted eliminating any potential Company liability.

In July 2017 a wage and hour class action was brought in Fresno County Superior Court alleging seven causes of action including Failure to Pay Wages. An initial Case Management Conference has been set for April 5, 2019. Company Counsel has advised that the Company will vigorously defend this case and cannot predict a potential outcome until the court has ruled on whether the case can proceed on a class action basis.

In July, 2018 a third-tier subcontractor filed a case alleging breach of contract. The Company has filed a cross complaint against their subcontractor demanding indemnification per the subcontract. The case is currently scheduled for mediation. A trial date is set for December 2019.

The Company has been served with several Notices to Cure relating to delays in construction from an ongoing project. Assessment of liquidated damages has been threatened. The Company has responded to the Notices and is preparing its own claim for damages related to breach of contract. Company counsel has indicated it is too early to assess potential damages.

13.	Surety Bonds

The Company, as a condition for entering into some of it's construction contracts, had outstanding surety bonds approximating $66,581,028 and $7,951,802 as of December 31, 2018 and 2017, respectively. The bonds are collateralized by the personal guarantee of the shareholder and his spouse.

14.	Profit Sharing Plan

The Company has a defined contribution 401(k) profit sharing plan covering all full-time employees who have met certain requirements as to length of service, age, and who are not members of a collective bargaining unit. The plan assets are held by a life insurance company as trustee. The Company contributes to each participant's account a matching contribution equal to 50% of the participant's deferred salary that does not exceed 6% of compensation, once the participant has obtained one year of service. Additionally, the Company makes an annual discretionary contribution to the plan.

For the year ended December 31, 2018 and 2017 the Company declared $390,772 and $299,451 in matching and $1,191,628 and $728,160 in discretionary plan contributions, respectively.

15.	Common Stock Repurchase

On June 30, 2016 the Company repurchased 12.5% of it's common stock from a former officer and shareholder for a total purchase price of $1,696,338. The amount is payable $169,634 on June 30, 2016, with the balance payable in five annual installments, payable on December 31, of $344,234, including interest at a rate of 5% per annum. The note is secured by a stock pledge agreement. At December 31, 2018 and 2017, $640,073 and $937,435, respectively, was due on the note.

The Repurchase Agreement also provides for a contingent liability for open litigation claims against the Company in the amount of $3,000,000 to cover fees, settlements and liabilities from January 1, 2016 until resolved. Upon final resolution 12.5% of any positive balance will be due and payable and will increase the promissory note.

On August 17, 2018 the Company agreed to repurchase 7.14% of it's common stock from a retiring officer and shareholder for a total purchase price of $1,841,158, with an effective date of January 2. 2018. The amount is payable $167,203 on July 1, 2018 with the balance payable in 60 monthly installments of $30,547 beginning on September 1, 2018, including interest at a rate of 5% per annum. At December 31, 2018 $1,079,837 was due on the note.

16.	Subsequent Events

Upon evaluation, the Company notes that there were no material subsequent events between the date of the financial statements and the date that the financial statements were issued or available to be issued.

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17.	Multiemployer Defined Benefit Plan

The Company contributes to multiemployer defined benefit pension plans under the terms of bargaining agreements that cover its union represented employees. The risk of participating in these multiemployer plans are different from single-employer plans in the following aspects:

a. Assets contributed to the multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating members.

c. If Entity A chooses to stop participating in some of its multiemployer plans, Entity A may be required to pay those plan an amount based on the unfunded status of the plan, referred to as a withdrawal penalty.

The Company's participation in these plans for the annual period ended December 31, 2018 and 2017 is outlined in the table below. The Pension Protection Act (PPA) zone status is based on information that Company received from the plan and is certified by the plan's actuary. The FIP/RP column indicates plans for which a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented.

		2018		2017
Pension	EIN	PPA	FIP/RP	PPA	FIP/RP					Surcharge	Expiration Date
Fund	Plan Number	Zone Status	Status	Zone Status	Status	2018	2017	2016	2015	Imposed	of Agreement
IBEW NECA	95-6392774		Adopted		Adopted						Various through
So Calif	001	Critical	4/26/2018	Critical	Dec 2013	$24,563,904	$26,782,569	$18,857,108	$18,218,852	No	May 31, 2020

IBEW 639/413	95-6209008
Central CA	001	Green	None	Green	None	90,298	993,061	588,078	97,909	No	May 31, 2019

IBEW 428	95-6123049
Kern County	001	Green	None	Green	None	1,541,072	986,806	4,879,819	719,769	No	Nov 30, 2020

IBEW 569	95-6101801
San Diego	001	Green	None	Green	None	303,552	157,202	65,447	100,403	No	May 31, 2020

IBEW 952	95-6397996		Adopted		Adopted
Ventura Cnty	001	Endangered	5/18/2018	Critical	Sep -10	93,468	203,780	523,510	984,555	Yes	Sept 30, 2020

IBEW 9	43-6159056
So Calif	001	Green	None	Green	None	702,366	421,118	501,873	364,669	No	Nov 30, 2019

IBEW 100	94-6216336
Fresno Cnty	001	Green	None	Green	None	964,493	2,069,739	2,293,437	1,728,039	No	May 31, 2021

IBEW 595	N/A
Stockton CA	001	Green	None	Green	None	723,863	1,581,192	1,106,123	28,211	No	May 31, 2019

IBEW 332	N/A
San Jose	001	Green	None	Green	None	5,447,325	2,452,320	2,409,988	2,066,076	No	May 31, 2021

IBEW 6	94-6062674
San Francisco	001	Green	None	Green	None	44,302	-	101,601	173,928	No	May 31, 2022

IBEW 340	94-2773478
Sacramento	001	N/A	None	N/A	None	-	-	-	573,894	No	May 31, 2021

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